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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 28, 2003

                           THE COOPER COMPANIES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      1-8597                        94-2657368
(State or other jurisdiction   (Commission File Number)   (IRS Employer Identification No.)
      of incorporation)

       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (925) 460-3600
              (Registrant's telephone number, including area code)

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ITEM 5. Other Events.

On April 28, 2003, The Cooper Companies, Inc. issued a press release announcing that CooperSurgical, its women's healthcare unit, has signed an agreement to acquire Prism Enterprises, LP. A copy of this release is attached and incorporated by reference.

Internet addresses in the release are for information purposes only and are not intended to be hyperlinks to other Cooper Companies information.

ITEM 7. Financial Statements and Exhibits.

          (c)  Exhibits.

Exhibit
  No.     Description
-------   -----------

99.1      Press Release dated April 28, 2003 of The Cooper Companies, Inc.

                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE COOPER COMPANIES, INC.


                                            By    /s/ Stephen C. Whiteford
                                               ---------------------------------
                                                  Stephen C. Whiteford
                                                  Vice President and
                                                  Corporate Controller
                                                  (Principal Accounting Officer)

Dated: April 30, 2003

                                  EXHIBIT INDEX

Exhibit                                                      Sequentially
  No.     Description                                        Numbered Page
-------   -----------                                        -------------

99.1      Press Release dated April 28, 2003 of The Cooper
          Companies, Inc.



                          STATEMENT OF DIFFERENCES
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The trademark symbol shall be expressed as ............................. 'TM'
The registered trademark symbol shall be expressed as .................. 'r'